UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/06/2006

AMERICREDIT CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10667

TX	752291093
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of principal executive offices, including zip code)

(817)302-7165
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On May 31, 2006, the Compensation Committee of the Board of Directors of AmeriCredit Corp. (the "Company") made long-term incentive compensation awards to its Chairman of the Board, its President and Chief Executive Officer and its other named executive officers, in the form of performance-based Restricted Stock Units ("RSUs"), under the Second Amended and Restated 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the "Plan"). Each performance-based RSU consists of the right to receive one (1) share of common stock of the Company, $0.01 par value per share (the "Common Stock"), if the defined performance goals are attained. The grant of the RSUs will vest on a schedule of one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2007 performance targets were achieved, one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2008 performance targets were achieved, and one-third (1/3) on the date that the Compensation Committee certifies that the fiscal 2009 performance targets were achieved (each date, a "Determination Date"). On each Determination Date, the actual number of RSUs to vest will be determined based upon the attainment of performance goals set on the date of the grant. The performance goals are earnings per share targets, set at three different levels, for each of the Company's fiscal years 2007, 2008 and 2009. The actual number of RSUs to vest on each Determination Date will vary, depending upon the target attained, up to a maximum number. If a threshold target is not met as of any Determination Date following any fiscal year, no RSU's will be vested for that fiscal year. The maximum number of RSUs that may be earned is as follows:

        Name                                 Title                                                               No. RSUs

        Clifton H. Morris, Jr.         Chairman of the Board                                 104,000
        Daniel E. Berce                 President & Chief Executive Officer            104,000
        Steven P. Bowman            Executive Vice President, Chief Credit
                                                 and Risk Officer                                                52,000
        Chris A. Choate                 EVP, Chief Financial Officer
                                                  and Treasurer                                                    52,000
        Mark Floyd                      EVP, Chief Operating Officer,
                                                  Servicing                                                           52,000
        Preston A. Miller              EVP, Chief Operating Officer,
                                                  Originations                                                     52,000

The agreement regarding the RSUs will provide that the shares of Common Stock underlying the RSUs will not be distributable to the executive until the earlier to occur of (i) five (5) years from the date of the grant, or (ii) the date of a change in control (as defined in the Plan), the executive's death or disability, or the date of the executive's separation from employment.

A copy of the form of the Restricted Stock Unit Agreement is filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

        None

(b)        Pro-forma Financial Information

        None

(c)         Exhibits

        The following exhibit is filed herewith:

Exhibit No.           Description of Exhibit

99.1                Form of Restricted Stock Unit Agreement

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: June 06, 2006	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Form of Restricted Stock Unit Agreement